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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):             August 25, 2000



                              CD WAREHOUSE, INC.
                              ------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


       000-21887                              73-1504999
       ---------                              ----------
(Commission File Number)           (I.R.S. Employer Identification No.)


  1204 Sovereign Row, Oklahoma City, OK                   73108
  -------------------------------------                   -----
(Address of principal executive offices)               (Zip Code)


                                (405) 949-2422
                                --------------
                 (Registrant's telephone, including area code)
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ITEM 5.  OTHER EVENTS.

     On August 30, 2000, the Company issued a press release announcing the resignation on such date of Jerry W. Grizzle as President, Chief Executive Officer and Chairman of the Board of Directors of the Company, and the appointment of Mr. Grizzle as Chairman Emeritus, a non-voting position. The press release also stated that Christopher M. Salyer, a director of the Company, was appointed President, Chief Executive Officer and Chairman of the Board, and David S. Race, Vice President of Franchise Services, was appointed Chief Operating Officer.

     On August 31, 2000, Doyle E. Motley resigned his position as the Company's Senior Vice President and Chief Financial Officer. Mr. Salyer will assume the responsibilities of Chief Financial Officer until Mr. Motley's successor is named. On September 1, 2000, the Company issued a press release announcing Mr. Motley's resignation.

     On September 11, 2000, the Company issued a press release announcing the resignation of Ronald V. Perry as a director of the Company, and the appointment of Stephen B. Browne and Eugene I. Davis to the Board of Directors. Mr. Perry's resignation was effective August 25, 2000, and Messrs. Browne and Davis were elected as directors on September 5, 2000.

     Copies of the referenced press releases, which are incorporated herein by this reference, are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

     On September 12, 2000, the Company's common stock began trading on The Nasdaq SmallCap Market. The common stock formerly had been listed on the Nasdaq National Market System.

     On September 22, 2000, the Company issued two press releases announcing, respectively, (i) a restructuring of the royalty rate each of its franchisees pay to the Company, and (ii) the dismissal of litigation commenced by the Company on September 8, 2000 against five of its franchisees. The announced changes in the royalty calculation will become effective October 1, 2000. Currently, most franchisees pay a royalty rate equal to 5% of total gross sales. This calculation is made based on sales of all merchandise sold within the store, including pre-owned CDs, new CDs, and related accessories. Effective October 1, 2000, franchisees will pay a lower royalty rate of 4% for the sale of new CDs. The royalty rate for all other products and services sold will remain at current levels. Copies of the press releases, which are incorporated herein by this reference, are attached to this Form 8-K as Exhibit 99.4 and Exhibit 99.5, respectively.

     On September 26, 2000, the Company issued a press release announcing the cessation of its e-commerce website. A copy of the referenced press release, which is incorporated herein by this reference, is attached to this Current Report on Form 8-K as Exhibit 99.6.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Exhibit.  The following exhibits are filed with this Report:
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              99.1  Press release dated August 30, 2000.
              99.2  Press release dated September 1, 2000.
              99.3  Press release dated September 11, 2000.
              99.4  Press release dated September 22, 2000.
              99.5  Press release dated September 22, 2000.
              99.6  Press release dated September 26, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CD WAREHOUSE, INC.
                                       (Registrant)


Date: October 3, 2000               BY: /s/ David S. Race
                                       ---------------------------------
                                         David S. Race,
                                         Vice President, Chief Operating Officer

                                       4
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                               INDEX TO EXHIBITS


                                                               Appears at
                                                              Sequentially
Exhibit                                                         Numbered
Number                    Description                             Page
-------                   -----------                           --------

  99.1         Press release dated August 30, 2000                 5
  99.2         Press release dated September 1, 2000               7
  99.3         Press release dated September 11, 2000              8
  99.4         Press release dated September 22, 2000              9
  99.5         Press release dated September 22, 2000             10
  99.6         Press release dated September 26, 2000             11

                                       5